Exhibit 10.1

EXECUTION VERSION

This TWELFTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 25, 2023 (this “Amendment”), is entered into by and among AMC Entertainment Holdings, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, certain Lenders (as defined below) party hereto and Wilmington Savings Fund Society, FSB, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent.

WHEREAS, the Borrower has entered into that certain Credit Agreement dated as of April 30, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) with each lender from time to time party thereto (collectively, the “Lenders” and each, individually, a “Lender”), the Issuing Banks (as defined therein) from time to time party thereto, the Administrative Agent, the Collateral Agent (as defined therein), and the other parties from time to time party thereto; and

WHEREAS, the Borrower has requested and the Lenders constituting the Required Revolving Lenders and Required Specified Revolving Lenders have agreed to make, certain changes to the Existing Credit Agreement on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration provided herein or substantially concurrently herewith, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                   Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

Section 2.                   Amendments. Effective as of the Amendment No. 12 Effective Date (as defined below), the parties hereto hereby agree that the definition of “Covenant Suspension Period” in the Existing Credit Agreement is hereby amended and restated as follows:

“Covenant Suspension Period” means the period from and after the Amendment No. 7 Effective Date to and including the earlier of (a) March 31, 2024 and (b) the day the Borrower has delivered a Financial Covenant Election to the Administrative Agent; provided that, to the extent the Borrower has delivered a Financial Covenant Election, the “Covenant Suspension Period” with respect to clause (c)(ii) of the definition of “Covenant Suspension Conditions” and, to the extent compliance with respect to clauses (b) and (d)(i) of the definition of “Covenant Suspension Conditions” is weekly at the time of delivery of such Financial Covenant Election, clauses (b), (d)(i) and (d)(ii) of the definition of “Covenant Suspension Conditions” shall continue in effect until the Borrower demonstrates compliance with Section 6.10(a)(i) on the last day of the Test Period in which the Borrower has delivered such Financial Covenant Election by delivering to the Specified Revolving Lenders a certificate that (x) the sum of (A) the aggregate principal amount of Revolving Loans then outstanding plus (B) the amount by which the face amount of Letters of Credit then outstanding (other than Letters of Credit that are Cash Collateralized) is in excess of $25,000,000 in the aggregate, is less than or equal to 35.0% of the aggregate principal amount of Revolving Commitments then in effect on such Test Date or (y) the Secured Leverage Ratio is less than or equal to 6.00 to 1.00 as of the last day of such Test Period.

Section 3.                   Representations and Warranties.

(a)                The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on the Amendment No. 12 Effective Date, true and correct in all material respects on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 12 Effective Date or on such earlier date, as the case may be.

(b)                After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the Amendment No. 12 Effective Date.

Section 4.                   Conditions to Effectiveness. This Amendment shall become effective on the date on which the Borrower and each Lender party hereto (which shall constitute the Required Revolving Lenders and Required Specified Revolving Lenders) have signed counterparts of this Amendment (the “Amendment No. 12 Effective Date”).

Section 5.                   Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

Section 6.                   Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based record-keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

Section 7.                   Expenses and Indemnification. The provisions of Section 9.03 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

Section 8.                   Effect of Amendment.

(a)                Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Existing Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 12 Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Existing Credit Agreement and the other Loan Documents specifically referred to herein.

(b)                On and after the Amendment No. 12 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMC ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: Executive Vice President and Chief Financial Officer

AMERICAN MULTI-CINEMA, INC.
AMC LICENSE SERVICES, LLC
AMC ITD, LLC

By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: Chief Financial Officer

AMC CARD PROCESSING SERVICES, INC.

By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: President and Chief Financial Officer

[Signature Page To Twelfth Amendment]

Wilmington Savings Fund Society, FSB,
as Administrative Agent

By:	/s/ John McNichol
Name: John McNichol
Title: Assistant Vice President

[Signature Page To Twelfth Amendment]

CITIBANK, N.A.,
as a Revolving Lender

By:	/s/ Elizabeth Minnella Gonzalez
Name: Elizabeth Minnella Gonzalez
Title: Vice President & Managing Director

[Signature Page To Twelfth Amendment]

Credit Suisse AG, Cayman Islands Branch, as a Revolving Lender

By:	/s/ Gianni Russello
Name: Gianni Russello
Title: Authorized Signatory

By:	/s/ Johannes Werner
Name: Johannes Werner
Title: Authorized Signatory

[Signature Page To Twelfth Amendment]

GOLDMAN SACHS BANK USA,
as a Revolving Lender

By:	/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

[Signature Page To Twelfth Amendment]